Prospectus Supplement	dated April 14, 2010
Putnam Global Financials Fund prospectuses dated December 30, 2009

The summary and statutory prospectuses for Putnam Global Financials Fund are supplemented to reflect that David Morgan is now the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio.

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